AIM STOCK AGREEMENT

THIS AGREEMENT is made as of the 30th day of December, 1998 (the "Effective Date") by and between BID.COM INTERNATIONAL INC., ("BID.COM"), a corporation having a principal place of business at 6725 Airport Road, Suite 201, Mississauga, Ontario, L4V 1V2 and AMERICAN INTERACTIVE MEDIA, INC. ("AIM"), a corporation having a place of business at Suite 308, 611 Broadway, New York, NY, 10012.

BACKGROUND:

1.   BID.COM has expertise in designing and operating online auctions.

2. AIM retained BID.COM to provide advice on establishing an AIM E-Commerce Service as described below.

3. BID.COM has completed an assessment of AIM's network and infrastructure in order to support the e-commerce technology of Bid.Com and set up a demonstration site, at the request of AIM.

                                    ARTICLE I
                                 INTERPRETATION

1.1 In this Agreement, unless the context otherwise requires, each capitalized term shall have the meanings indicated below.

     "Agreement" means this Agreement and all schedules annexed to this Agreement as the same may be amended from time to time in accordance with the provisions hereof or thereof, "hereof'" "hereto" and "hereunder" and similar expressions mean and refer to this Agreement and not to any particular article or section; except where the context specifically requires, "Article" or "Section" means and refers to the specified article or section of this Agreement;

     "AIM E-Commerce Service" means the service which will permit retail consumers in the Territory including, without limitation, "small office home office" customers ("SOHO") to access an online auction as currently operated by BID.COM or its subsidiaries at the BID.COM Site by using their cable modems or other television based on line enabling devices (or by way of any method of internet access in the case of members of certain affinity groups and in house networks produced and distributed by AIM) to participate in on-line auctions of consumer goods and services, but excluding business to business and liquidation applications;

     "AIM Stock" means that number of common shares in the capital of AIM which has an aggregate value of [Confidential information filed separately with the SEC] valued at the average trading price of AIM stock on each of the twenty-one
(21) trading days prior to December 31,1998;

     "BID.COM Site" means the Web site at which BID.COM will operate its online auction service provided for the AIM E-Commerce Service as currently found at the URL "www.bid.com";

     "Business Day" means any day from Monday to Friday inclusive, except statutory or civic holidays observed in Toronto, Ontario;

     "Effective Date" has the meaning attributed thereto on the face page of this Agreement;

     "Joint Venture" means the Delaware company to be established and owned by AIM to provide the AIM E-Commerce Service;

     "Parties" means BID.COM and AIM collectively and "Party" means either of them;

     "Person"  includes  an  individual,   company,  corporation,   partnership,
government or government agency, authority or entity howsoever designated or constituted;

     "Reasonable Best Efforts" means that a party shall comply with the obligation to which the covenant to use Reasonable Best Efforts applies in all cases where such party has the ultimate discretion, control and ability to do so, and that such party shall use commercially reasonable efforts to comply with such obligation in cases where such party does not have such ultimate discretion, control and ability;

     "Registration Rights Agreement" means the agreement to be entered into between the Parties providing for registration of the AIM stock;

     "Territory" means the United States of America as presently constituted.

1.2  Headings.

     The use of headings in this Agreement is for convenience of reference only and shall not affect its interpretation.

1.3  Extended Meanings.

     Words expressed in the singular include the plural and vice-versa and words in one gender include all genders.

1.4  Entire Agreement.

     This Agreement, and any agreements and other documents to be delivered pursuant to it (including without limitation the Registration Rights Agreement), constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, oral or written between the Parties. The execution of this Agreement has not been induced by, nor do either of the Parties rely upon or regard as material, any representations, warranties, conditions,


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

     other agreements or acknowledgments not expressly made in this Agreement or in the agreements and other documents to be delivered pursuant hereto.

1.5  Currency.

     Unless otherwise indicated, all dollar amounts referred to in this Agreement are in Canadian funds.

1.6  Invalidity.

     If in any jurisdiction a provision contained in this Agreement is found by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein, or of such provision in any other jurisdiction affected or impaired thereby.

1.7  Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. The Parties hereby irrevocably submit to the exclusive jurisdiction of the courts of Ontario in respect of the subject matter hereof.

1.8  Consent.

     Wherever any Party is required to obtain consent from another Party, such consent shall not be unreasonably withheld or delayed.

                                   ARTICLE II

2.1  Acknowledgment.

     AIM acknowledges that BID.COM has completed the initial consulting feasibility assessment and set up a demonstration site for the AIM E-Commerce Service in accordance with its agreement in respect thereof and to the satisfaction of AIM in all respects.

2.2  Aim Stock.

     In consideration therefor, AIM shall forthwith issue to BID.COM the AIM Stock and shall use its Reasonable Best Efforts to settle and execute the Registration Rights Agreement by January 29, 1999, in default of which any outstanding issues shall be submitted to and resolved by binding arbitration in accordance with the process provided in Article 3 hereof.



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

                                   ARTICLE III

3.1  Option to Purchase.

     Until the AIM Stock becomes freely trading on a United States Stock Exchange (satisfactory to BID.COM) in the hands of BID.COM or its assigns and maintains an aggregate market value of not less than [Confidential information filed separately with the SEC] for a minimum of 30 consecutive trading days on such exchange (as measured by the average trading price of stock traded on each trading day) BID.COM shall have an option to acquire [Confidential information filed separately with the SEC] of the issued stock of the Joint Venture for [Confidential information filed separately with the SEC]. Notwithstanding the foregoing, if BID.COM elects to exercise the option, AIM shall have the ability to pay BID.COM [Confidential information filed separately with the SEC] in which event the option of BID.COM under this Section shall be at an end and BID.COM shall forthwith surrender the AIM Stock for cancellation.

                                   ARTICLE IV

4.1  Confidentiality.

     Each Party (hereinafter in this Section, the "Receiving Party") covenants with the other Party (hereinafter in this Section, the "Disclosing Party") that it shall keep confidential the Confidential Information of the Disclosing Party to which the Receiving Party obtains access as a consequence of entering into this Agreement and that it will take all reasonable precautions to protect such Confidential Information from any use, disclosure or copying except as expressly authorized by this Agreement. The Receiving Party shall implement such procedures as the Disclosing Party may reasonably require from time to time to improve the security of the Confidential Information of the Disclosing Party in its possession. This Section shall survive the termination of the Agreement. Upon termination of this Agreement, the Receiving Party shall, at the choice of the Disclosing Party, either return to the Disclosing Party or destroy all copies or partial copies of Confidential Information of the Disclosing Party in any form which is in the possession of the Receiving Party or under its control, and certify that all such Confidential Information has been returned or otherwise destroyed.

                                    ARTICLE V
                                   ARBITRATION

5.1  Dispute Resolution Process.

     If any dispute, disagreement, controversy or claim arising out of or relating to this Agreement including, without limitation, its application, interpretation, performance, breach, termination, enforcement or damages, or remedies arising out of the breach of or non-compliance therewith, shall be finally determined by arbitration before a single arbitrator to be commenced and conducted in the English language in Toronto in accordance with the Arbitration Act (Ontario). The Parties hereto agree that:



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

     (a) subject to mutual agreement between the Parties to the contrary, the arbitrator shall be a person who is legally trained and trained as a professional arbitrator and who has a minimum of five (5) years experience in the licensing of computer software;

     (b) the Parties shall agree on the identity of the arbitrator within 10 days of notice of reference to arbitration and in default thereof, either Party may apply to a Judge of the Supreme Court of Ontario, General Division, to appoint an arbitrator with the foregoing qualifications;

     (c) the Parties shall be required to make written submissions to the arbitrator within 7 days of appointment and shall not be entitled to make verbal representations or further submissions unless so requested by the arbitrator. Any Party who does not comply with the foregoing time period shall not be entitled to make any submissions without the written approval of the other Party;

     (d) the arbitrator shall be required to render his decision in writing within 10 days of the period mentioned in Subsection 5.1(c);

     (e) neither of the Parties shall apply to the Courts of Ontario or any other jurisdiction to attempt to enjoin, delay, impede or otherwise interfere with or limit the scope of the arbitration or the powers of the arbitrator provided for in the Arbitration Act (Ontario)

     (f) the award of the arbitrator shall be a final and conclusive award and judgment with respect to all matters properly before the arbitral tribunal in accordance with the Arbitration Act (Ontario) and neither Party shall appeal such award in any manner whatever to any court, tribunal or other authority; and

     (g) the award of the arbitral tribunal may be entered and enforced by any court in any jurisdiction having jurisdiction over the Parties hereto or the subject matter of the award or the properties or assets of either of the Parties hereto.

                                   ARTICLE VI
                                     GENERAL

6.1  Notice.

     Any notice or other communication (a "Notice") required or permitted to be given or made hereunder shall be in writing and shall be well and sufficiently given or made if:

     (a) delivered in person during normal business hours on a Business Day and left with a receptionist or other responsible employee of the relevant Party at the applicable address set forth below;

     (b)  sent by prepaid first class mail; or



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

     (c) sent by any electronic means of sending messages, including facsimile transmission, which produces a paper record (an "Electronic Transmission"), charges prepaid and confirmed by prepaid first class mail;

in the case of a Notice to AIM addressed to it at:

         American Interactive Media, Inc.
         Suite 308, 611 Broadway
         New York, New York   10012

         Attention: Mark Graff
         Fax No.: (212) 358-0189

with a copy to:

         Curtis, Mallet-Prevost, Colt & Mosle
         101 Park Avenue,
         New York, New York,
         101780061
         Attention: Jeffrey N. Ostrager
         Fax No.: (212) 697-1559

and in the case of a Notice to BID.COM addressed to it at:

         BID.COM International Inc.
         201 - 6725 Airport Road
         Mississauga, Ontario
         L4V 1V2

         Attention:  Paul Godin

         Fax No.:  (905) 672-7514

with a copy to:

         Gowling, Strathy & Henderson
         Barristers & Solicitors
         Commerce Court West
         Suite 4900
         Toronto, Ontario
         M5L 1J3

         Attention:  David Pamenter

         Fax No.:  (416) 862-7661



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

Any Notice given or made in accordance with this Section 6.1 shall be deemed to have been given or made and to have been received:

     (a)  on the day it was delivered, if delivered as aforesaid;

     (b) on the fifth Business Day (excluding each day during which there exists any general interruption of postal services due to strike, lockout or other cause) after it was mailed, if mailed as aforesaid; and

     (c) on the day of sending if sent by Electronic Transmission during normal business hours of the addressee on a Business Day and, if not, then on the first Business Day after the sending thereof.

     Either Party may from time to time change its address for notice by giving Notice to other Party in accordance with the provisions of this Section 6.1.

6.2  Assignment.

     Neither Party may assign its rights and obligations under this Agreement, in whole or in part, without the prior consent in writing of the other and any purported assignment made without that consent is void and of no effect (save and except for an assignment as an incident of security taken in a normal course financing transaction). No assignment of this Agreement shall relieve either party from any obligation under this Agreement.

6.3  Binding on Successors.

     This Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns.

6.4  Further Assurances.

     Each Party agrees that upon the written request of the other Party, it will do all such acts and execute all such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of all such acts and will cause the execution of all such further documents as are within its power to cause the doing or execution of, as any other Party hereto may from time to time reasonably request be done and/or executed as may be necessary or desirable to give effect to this Agreement.

6.5  Independent Contractors.

     It is understood and agreed that in giving effect to this Agreement, no Party shall be or be deemed a partner, agent or employee of another Party for any purpose and that their relationship to each other shall be that of independent contractors. Nothing in this Agreement shall constitute a partnership or a joint venture between the Parties. No Party shall have the right to enter into contracts or pledge the credit of or incur expenses of liabilities on behalf of the other Party.

6.6  Waiver.

     A waiver by a Party hereto of any of its rights hereunder or of the performance by the other Party of any of its obligations hereunder shall be without prejudice to all of the other rights hereunder of the Party so waiving and shall not constitute a waiver of any such other rights or, in any other instance, of the rights so waived, or a waiver of the performance by the other Party of any of its other obligations hereunder or of the performance, in any other instance, of the obligations so waived. No waiver shall be effective or binding upon a Party unless the same shall be expressed in writing and executed by the Party to be bound.

6.7  Compliance With Law.

     Each party shall, in the performance of this Agreement, fully comply with, and abide by, all laws, regulations, regulatory rulings or directives, court orders, and decisions of administrative tribunals of competent jurisdiction, that may, in any manner or extent, concern, govern, or affect either party's respective performance of, and obligations under, this Agreement.

6.8  Interpretation.

     This Agreement has been negotiated by the parties hereto and their respective counsel and shall be fairly interpreted in accordance with its terms and without any rules of construction relating to which party drafted the Agreement being applied in favour or against either party.

6.9  Effective Date.

     This Agreement shall not become a valid and binding contract unless and until each party has duly executed and delivered this Agreement. For greater certainty, there shall be no agreement, whether oral, written, express, implied or otherwise notwithstanding any performance between the parties concerning the subject matter of this document, including, without limitation, by course of conduct, doctrine of part performance, or otherwise.

6.10 Amendment.

     No amendment of any provision of this Agreement shall be effective unless such amendment is embodied in a written agreement which is: (i) expressly stated to be intended to amend this Agreement; and (ii) executed by two authorized signing officers of AIM and an authorized officer of BID.COM. For greater certainty, the parties acknowledge and agree that no representations, warranties, conditions, covenants or other statements or commitments, whether made orally, in writing, by course of conduct or otherwise, and whether made prior to the Effective Date of this Agreement or thereafter, shall be binding on either of the parties.

6.11 Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated, in all respects, as an Ontario contract. The parties hereby: (i) irrevocably submit to the exclusive jurisdiction of the courts of Ontario in respect of the subject matter hereof; (ii) consent to service of process being effected upon the other party by registered mail sent to the address set forth in section 6.1 hereof; (iii) agree not to seek, request, claim or pursue trial by jury; and (iv) agree not to seek, request, claim or pursue any right, claim, or entitlement to any punitive or exemplary damages whatsoever.

IN WITNESS WHEREOF this Agreement is executed by the Parties as of the date first written, above.

                                              BID.COM INTERNATIONAL INC.


                                              By:
                                                  ------------------------------
                                                   (Duly Authorized Officer)


                                              By:
                                                  ------------------------------
                                                   (Duly Authorized Officer)


                                              AMERICAN INTERACTIVE MEDIA, INC.


                                              By:
                                                  ------------------------------
                                                   (Duly Authorized Officer)


                                              By:
                                                  ------------------------------
                                                   (Duly Authorized Officer)



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